LIBRA SOLUTIONS SECURITIZATION FUNDING, LLC ABS-15G

Exhibit 99.1

INDEPENDENT ACCOUNTANTS REPORT

ON APPLYING AGREED-UPON PROCEDURES

Libra Solutions Intermediate Holdco, LLC (the “Company”)

Libra 2026-1 LLC (the “Issuer”)

Triumph Capital Markets, LLC (“Triumph”, and together with the Company and the Issuer, the “Specified Parties”)

Aprio, LLP (“Aprio”, or “we”) has performed the procedures enumerated below, on certain information with respect to attributes from certain of the Company’s plaintiff and medical lien receivables (the “Receivables” or “Assets”) as of August 31, 2026 (the “Subject Matter”) related to the Issuer’s issuance of certain classes of notes (the “Securitization Transaction”). The Company is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Triumph have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

The procedures we performed on the Assets and our findings are as follows.

At the Company’s instruction, for the purposes of our procedures, (i) differences of less or equal to $50, as applicable, were deemed to be in agreement, (ii) different forms of the same first name were deemed to be in agreement, (iii) for the Funding Date Characteristic, differences of less than or equal to 5 business days were deemed to be in agreement, (iv) for the Payment Date Characteristic, differences of less than or equal to 30 days were deemed to be in agreement, and (v) for the Invoice Date Characteristic, differences of less than or equal to 90 days were deemed to be in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.
•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include Contract, Lien, Attorney Letter, Letter of Protection, Payable Check Voucher, ACH Screenshot or Invoice, Checks, Bank Statements (“Payment Support”), Medical Lien Exceptions Vendor connection Table.xlsx (“Vendor Table”), Name Support, PBM Breaks Supporting Explanation.xlsx (“PBM Bucket Support”), Funding Application, and screenshots from the Company’s internal accounting or Case Information systems (“Screenshot”).

Due Diligence Agreed-Upon Procedures

A.	Data File Agreed-Upon Procedures

On September 11, 2026, Triumph, on behalf of the Company, provided us with computer readable data files (the “Initial Data Files”) containing certain characteristics of the Assets included in the Securitization Transaction. The Assets were contained in three separate data pools, (i) the 2024-1 pool (“24-1”), (ii) the 24-B pool (“24-B”) and (iii) the 2026-1 New Production pool (“26-1” and together with the 24-1 and 24-B pools, the “Collateral Pools”). The Company provided us with periodic updates received up to and including September 18, 2026 (together with the Initial Data Files, the “Data Files”). We performed the procedures indicated below on the Assets.

As instructed by Triumph, on behalf of the Company, Aprio selected, on a random basis, 100 Assets (the “Sample Assets”), consisting of sixty-four (64) plaintiff assets (the “Plaintiff Sample Assets”) and thirty-six (36) medical lien Assets (the “Medical Sample Assets”). The Plaintiff Asset selections were comprised of:

•	Thirty-two (32) Plaintiff Assets from the Libra 2024-1 Data Tape - PS (9.10.2026).xlsb Data File, and
•	Thirty-two (32) Plaintiff Assets from the Libra 2026-1 Data Tape - PS (9.10.2026) - New Production.xlsb Data File.

The Medical Asset selections were comprised of:

•	Twelve (12) Medical Assets from the Libra 2024-1 Data Tape - ML (9.10.2026).xlsb Data File,
•	Twelve (12) Medical Assets from the Libra 2026-1 Data Tape - ML (9.10.2026) - New Production.xlsb Data File and;
•	Twelve (12) Medical Assets from the Libra 2024-B Data Tape - ML (9.10.2026).xlsb Data File.

For each of the Sample Assets, we performed comparisons for certain characteristics in the Data File (as identified in Exhibit 1) to certain available source documents (the “Source Documents”).

EXHIBIT 1

	Characteristic	Source Document	Type
1	Case Number	Contract, Screenshot, Payment Support	Plaintiff
2	Funding Date	Contract, Screenshot	Plaintiff
3	Plaintiff Last – First Name	Contract	Plaintiff
4	Funding Amount	Contract	Plaintiff
5	Principal Balance Outstanding	Screenshot	Plaintiff
6	Last Payment Date	Screenshot	Plaintiff
7	Receivable Type/PBM Bucket	Contract, PBM Bucket Support	Plaintiff
8	Vendor/Facility	Contract, Screenshot, Vendor Table	Medical
9	Patient ID	Contract, Screenshot, Payment Support	Medical
10	UPV (Site Cost)	Contract, Screenshot, Payment Support	Medical
11	Invoice Date	Contract, Screenshot, Payment Support	Medical
12	Payment Date Received	Screenshot, Payment report	Medical
13	Principal Balance/Outstanding Balance	Screenshot, Payment report	Medical

We compared and agreed the information contained in the Data File to the corresponding information contained in or derived from the provided Source Documents.

For Characteristic 3, we were instructed by the Company to compare only the first and last name located in the source document to the corresponding information in the Data File and to disregard any middle initial, middle name or suffix.

For Characteristic 6, we were instructed by the Company that, if the Funding amount located in the source document is equal to the Principal Balance Outstanding amount located in the source document the value contained in the Data File should be “0” or “1/0/1900”.

For Characteristic 9, we were instructed by the Company that the name of the Vendor contained in the Data Tape can be supported by either the Payee or Vendor name on the Payable Check Voucher or ACH Screenshot.

We found such information to be in agreement except as listed in Appendix A.

B.	Documentation Agreed-Upon Procedures

For each of the Plaintiff Sample Assets, Aprio observed the existence of the following documentation, or compared and agreed information contained within the following documentation (as described below):

-	inspected the existence of a Funding Application;
-	inspected the existence of a signed Contract;
-	inspected the signed Contract for signatures from both the customer and attorney, or if the attorney has not signed the contract, inspected the existence of an Attorney Letter;
-	compared and agreed the name on the Funding Application to the signed Contract;
-	inspected the existence of funding receipts or proof of funding.

For each of the Medical Sample Assets, Aprio observed the existence of the following documentation, or compared and agreed information contained within the following documentation (as described below):

-	inspected the signed Contract for signatures from the Company and vendor;
-	compared and agreed the Patient ID to the related invoice / Check Payable Voucher / ACH Screenshot;
-	compared and agreed the name of the medical facility (vendor) to the signed Contract;
-	inspected the presence of a signed lien;
-	for those Medical Sample Assets without a lien, inspected that a Letter of Protection (“LOP”) was obtained;
-	inspected the existence of funding receipts or proof of funding.

We found such information to be in agreement except as listed in Appendix A.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	addressing the conformity of the origination of the Assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;
•	addressing the value of collateral securing any such Assets being securitized;
•	addressing the compliance of the originator of the Assets with federal, state, and local laws and regulations;
•	satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”);
•	addressing any other factor or characteristic of the Assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions, including but not limited to whether the characteristics have implications on the future performance of the Assets, underwritten value of the Assets, credit quality of the Assets, likelihood of return to investors or any other implications related to the Assets or the related asset-backed securities;
•	forming any conclusions; and
•	any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ Aprio, LLP

New York, New York

September 22, 2026

Appendix A

Exceptions List

Part A: Type	Characteristic	Deal	Case ID	Company Value	Aprio Value
Plaintiff	PBM Bucket	2026-1	[Redacted]	Discount	Regulated
Plaintiff	PBM Bucket	2024-1	[Redacted]	Standard	Regulated
Plaintiff	Plaintiff Name Last – First Name	2026-1	[Redacted]	[Redacted]	[Redacted]
Plaintiff	Funding Date	2024-1	[Redacted]	11/13/2025	11/3/2025
Plaintiff	Funding Date	2024-1	[Redacted]	6/3/2026	5/25/2026
Plaintiff	Funding Date	2024-1	[Redacted]	3/14/2025	3/5/2025